Derivative financial instruments - Hedge in foreign operations (Details) - 12 months ended Dec. 31, 2017 - Hedges of net investment in foreign operations - Currency risk € in Millions, $ in Millions	USD ($)	EUR (€)	USD ($)
Derivative financial instruments
Carrying value designated debt		€ 750	$ 5,303
Foreign exchange loss	$ 144
Foreign exchange loss (net of taxes)	$ 95